Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant     [  ]

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[   ]  Preliminary Proxy Statement                 [ ] Confidential, for Use of the Commission

[X]  Definitive Proxy Statement                         Only (as permitted by Rule 14a-6(e)(2))

[   ]  Definitive Additional Materials

[   ]  Soliciting Material under Section 240.14a-12

Templeton Global Investment Trust

 (Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

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[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

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TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Frontier Markets Fund

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders of Templeton Global Investment Trust (the “Trust”), on behalf of the Templeton Frontier Markets Fund series of the Trust (the “Fund”), which will be held at the offices of the Fund, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, scheduled for June 30, 2015, at 12:00 p.m., Eastern time. The enclosed materials discuss the proposal to be voted on at the meeting, and contain the notice of special meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you specify a vote on the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the proposal, your proxy will be voted FOR the proposal.

We urge you to review carefully the proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, additional costs of having to conduct additional mailings may be avoided.

We welcome your comments. If you have any questions or would like to quickly vote your shares, call D.F. King & Co., Inc., an ASTOne Company (“D.F. King”) our proxy solicitor, toll-free at 1-888-502-0385. Agents are available 8:00 a.m. – 11:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 6:00 p.m., Eastern time, Saturday.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

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TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Frontier Markets Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Templeton Global Investment Trust (the “Trust”), on behalf of the Templeton Frontier Markets Fund series of the Trust (the “Fund”), has called a special meeting of shareholders (the “Meeting”) of the Fund, which will be held at the offices of the Fund, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 on June 30, 2015, at 12:00 p.m., Eastern time.

During the Meeting, shareholders of the Fund will be asked to vote on the following proposal:

1.            To approve an amendment to the current fundamental investment policy regarding industry concentration.

April 16, 2015	By Order of the Board of Trustees, Lori A. Weber Secretary

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 30, 2015

The notice of special meeting of shareholders, proxy statement and form of proxy are available on the Internet at http://www.franklintempleton.com. The form of proxy on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call D.F. King & Co., Inc., an ASTOne Company (“D.F. King”), our proxy solicitor, toll free at 1-888-502-0385.

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Frontier Markets Fund

PROXY STATEMENT

¿ INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees (the “Board”) of Templeton Global Investment Trust (the “Trust”), on behalf of the Templeton Frontier Markets Fund series of the Trust (the “Fund”), in connection with a special meeting of shareholders of the Fund to be held on June 30, 2015 (the “Meeting”), have requested your vote on an important proposal (the “Proposal”).

Who is eligible to vote?

Shareholders of record at the close of business on March 31, 2015, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The notice of special meeting of shareholders, the proxy card and the proxy statement were first mailed to shareholders of record on or about April 16, 2015.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the Proposal to approve an amendment to the current fundamental investment policy regarding industry concentration.

How does the Board recommend that I vote?

The Board of the Fund unanimously recommends that you vote FOR the approval of an amendment to the current fundamental investment policy regarding industry concentration.

How do I ensure that my vote is accurately recorded?

You may submit your proxy card in one of four ways:

•       By Internet. The web address and instructions for voting can be found on the enclosed proxy card. You will be required to provide your control number located on the proxy card.

•       By Telephone. The toll-free number for telephone voting can be found on the enclosed proxy card. You will be required to provide your control number located on the proxy card.

•       By Mail. Mark the enclosed proxy card, sign and date it, and return it in the postage-paid envelope we provided. If shares are held jointly, one or more joint owners should sign personally.

•       In Person at the Meeting. You can vote your shares in person at the Meeting.

If you require additional information regarding the Meeting, you may contact D.F. King & Co., Inc., an ASTOne Company (“D.F. King”), the proxy solicitor, toll-free at 1-888-502-0385. Please see the section entitled “Further Information About Voting and the Meeting” for more information on D.F. King.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your proxy will be voted FOR the Proposal.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “legal proxy” from your broker and present it to the Inspector of Elections at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

May I attend the Meeting in Person?

Shareholders of record at the close of business on March 31, 2015 are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership as of March 31, 2015 and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited. Shareholders without proof of ownership and identification will not be admitted.

¿         THE PROPOSAL: TO APPROVE AN AMENDMENT TO THE CURRENT FUNDAMENTAL INVESTMENT POLICY REGARDING INDUSTRY CONCENTRATION

The Board unanimously recommends that the shareholders of the Fund approve an amendment to the Fund’s current fundamental investment policy regarding industry concentration.

What is the fundamental investment policy regarding industry concentration?

The Investment Company Act of 1940 (the “1940 Act”) requires every investment company to adopt a fundamental investment policy regarding industry concentration. A fund is considered by the Securities and Exchange Commission (“SEC”) staff to concentrate its investments in a particular industry or group of industries if it invests more than 25% of its net assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in a particular industry or group of industries. A “fundamental” policy may be modified only by a vote of a majority of the investment company’s outstanding voting securities (as defined in the 1940 Act).

Generally, a fund may not reserve the freedom of action to concentrate pursuant to its investment manager’s discretion and without shareholder approval, unless the specific conditions under which any changes in concentration will be made are set forth in the fund’s registration statement. To satisfy this standard, the SEC staff believes that a fund must clearly describe, in as much detail as is practicable, the circumstances under which the fund may concentrate its investments.

Currently, the Fund may not concentrate in any one industry. The Fund has the following fundamental investment policy regarding industry concentration:

The Fund may not:

Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

The Fund’s investment manager, Templeton Asset Management Ltd. (the “Investment Manager”), is recommending a change to the Fund’s concentration policy to permit the Fund to invest up to 35% of its net assets in an industry, if such industry represents over 20% of the Fund’s current benchmark. The Fund’s current benchmark is the MSCI Frontier Markets Index. The Investment Manager believes that this proposed form of fundamental investment policy regarding concentration is consistent with the requirements of the 1940 Act and related SEC staff guidance.

The frontier markets investable universe, due to its underdeveloped nature, can have significant concentration in a single industry. For example, as of February 28, 2015, the banking industry represents over 40% of the MSCI Frontier Markets Index. Thus the Fund’s concentration policy can create a significant weighting difference between the Fund and the broader opportunity set in the frontier markets space, and can have a material impact on the performance of the Fund. The Investment Manager believes that by extending the Fund’s ability to invest in an industry above 25%, the Fund can better capitalize on investment opportunities across the frontier markets universe, while investing in accordance with its historic investment strategy. Furthermore, as frontier markets continue to evolve, the Investment Manager believes that a flexible concentration policy can enhance the Fund’s ability to respond to changes in market conditions. For example, should the frontier markets become significantly concentrated in some other industry over time, the Fund would have the ability to invest up to 35% of its net assets in that particular industry.

Specifically, the Investment Manager is recommending that the Fund’s fundamental investment policy regarding concentration be replaced with the following:

The Fund may not:

Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund may invest between 25% and 35% of its net assets in securities of any industry if, at the time of investment, that industry represents 20% or more of the Fund’s current benchmark.

As noted, the Fund’s current benchmark is the MSCI Frontier Markets Index. For purposes of this fundamental policy, the Fund would not consider its benchmark to be fundamental, and therefore the Fund’s benchmark could be changed without a shareholder vote. While the Investment Manager could adopt a different benchmark index to represent the frontier markets investible universe in the future, such index would only be used if determined by the Investment Manager to be an appropriate measure of the frontier markets based on index characteristics. Furthermore, any such changes to the benchmark index for the Fund would be approved by the Board and shareholders would receive appropriate notice.

What effect will amending the current investment policy regarding industry concentration have on the Fund?

Currently, the Fund may not invest more than 25% of its net assets in any one industry. If approved by shareholders of the Fund, the new fundamental investment policy regarding concentration would permit the Fund to invest up to 35% of its net assets in an industry, if such industry represents over 20% of the Fund’s current benchmark. The Investment Manager believes that the proposed change to the Fund’s concentration policy will not substantially change the nature of the Fund, as the policy will only permit the Fund to concentrate in an industry up to 35% of its net assets.

The Investment Manager currently expects that the Fund will likely concentrate in the banking industry if the Proposal is approved, as the banking industry currently represents a significant portion of the frontier markets universe and the Fund’s current benchmark. To the extent that the Fund has significant investments in the banking industry, the Fund will be particularly sensitive to the risks of the banking industry.

These risks include the effects of: (1) changes in interest rates on the profitability of banks; (2) the rate of corporate and consumer debt defaults; (3) price competition; (4) governmental limitations on a company’s loans, other financial commitments, product lines and other operations; and (5) ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). The oversight of, and regulations applicable to, companies in the banking industry in frontier markets may be ineffective and underdeveloped relative to more developed markets. The impact of recent or future regulation in various countries on any individual bank or on the sector as a whole can be very difficult to predict. In addition, the banking industry of frontier markets can be considered riskier than the U.S. banking industry.

If approved by shareholders of the Fund, the new fundamental investment policy regarding industry concentration would become effective as of the date the Fund’s shareholders are notified that the changes have been made, through either (i) supplements to the Fund’s prospectus and statement of additional information (“SAI”), or (ii) revisions to the prospectus and SAI at the time of the annual update to the Fund’s registration statement. Such supplements or annual update revisions will reflect the new fundamental concentration policy, as well as include revisions to the principal investment strategies of the Fund to disclose the Fund’s ability to concentrate in an industry in accordance with its fundamental concentration policy, along with a discussion of the principal risks associated with such policy.

What is the Required Vote on the Proposal?

The Proposal will be approved by the affirmative vote of a “majority of the outstanding voting securities,” as defined in and required by the 1940 Act. The affirmative vote of a “majority of the outstanding voting securities” of the Fund is defined as the affirmative vote of the lesser of: (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund. If the Proposal is not approved by shareholders of the Fund, the Fund’s current fundamental investment policy regarding industry concentration will remain in effect for the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

¿ ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager. The principal address of the Investment Manager is 7 Temasek Boulevard, Suntec Tower One,
#38-03, Singapore 038987. The Investment Manager has a branch office in Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of the Fund’s assets. The Investment Manager is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (“Resources”).

The Administrator. Pursuant to a subcontract for fund administration services with the Investment Manager, Franklin Templeton Services, LLC (“FT Services”)

performs certain administrative services to the Fund. FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager.

The Underwriter. The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. (“Distributors”), with its principal address at One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public.

The Transfer Agent. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.

The Custodian. JPMorgan Chase Bank (“JPMorgan”), at its principal office at 270 Park Avenue, New York, New York
10017-2070, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund’s assets. As foreign custody manager, JPMorgan selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Other Matters. The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call (800) DIAL BEN ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Outstanding Shares and Principal Shareholders. The outstanding shares and classes of the Fund as of March 31, 2015, the Record Date, are set forth in Exhibit A.

The names and addresses of shareholders that owned beneficially 5% or more of the outstanding shares of the Fund are set forth in Exhibit B. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit B, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

In addition, to the knowledge of Fund management, as of March 31, 2015, no Trustee of the Trust owned 1% or more of the outstanding shares of any class of the Fund. The Trustees and officers of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class of the Fund.

Contacting the Board. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

¿ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Fund. Franklin Templeton Investments and the Fund also will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Trustees and officers of the Fund, and regular employees and agents of the Investment Manager or its affiliates involved in the solicitation of proxies are not reimbursed.

D.F. King (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $62,000.00 to $77,000.00, including expenses. As the date of the Meeting approaches, Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposal. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement by mail, by Internet (as permitted), or by telephone instruction (as permitted), or attend in person.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’

proxy solicitation materials, the Fund understands that broker-dealers may not vote on the Proposal, on behalf of the broker-dealer firms’ customers and beneficial owners.

Quorum. The holders of 40% of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposal. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote, but the broker or nominee does not have discretionary voting power), and the shares whose proxies reflect an abstention will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. As set forth in the discussion of the Proposal, the affirmative vote of a “majority of the outstanding voting securities” of the Fund is required to approve the Proposal. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposal.

Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Fund is not required to, and does not intend to, hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement and proxy card for the next meeting of shareholders of the Fund should send his or her written proposal to the Fund’s offices: 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received a reasonable time before the Fund begins to print and send its proxy materials. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Fund’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement and proxy card or presented at the meeting.

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy cards will vote on such matters in accordance with the views of management.

April 16, 2015	By Order of the Board of Trustees, Lori A. Weber Secretary

EXHIBIT  A:        OUTSTANDING SHARES AND CLASSES OF THE FUND AS OF MARCH 31, 2015

Trust/Fund Name/Class	Number of Outstanding Shares
TEMPLETON GLOBAL INVESTMENT TRUST
Templeton Frontier Markets Fund
Class A Shares	11,084,482.813
Class C Shares	2,853,083.952
Class R Shares	22,504.436
Class R6 Shares	10,291,846.839
Advisor Class Shares	38,758,395.686
Total	63,010,313.726

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 EXHIBIT  B:        PRINCIPAL HOLDERS OF FUND SHARES AS OF MARCH 31, 2015

As of March 31, 2015, the following shareholders owned beneficially 5% or more of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund. With respect to shares of the Fund held by other funds within Franklin Templeton Investments (e.g., the Franklin Allocation Funds listed below), the relevant investment manager to the investing fund will employ “echo voting” if administratively possible on any voting matter affecting the Fund. That is, shares of the investing fund will be voted in proportion to how shares of the Fund are voted by the Fund’s other shareholders.

Name and Address of Account	Share Class	Share Amount	Percentage (%)
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	A	1,331,021.552	12.054
National Financial Services LLC FBO Exclusive Benefit Of Our Customers ATTN Mutual Fund Department 4th Flr 499 Washington Blvd Jersey City, NJ 07310-1995	A	2,455,512.539	22.237
Charles Schwab & Co Inc Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main St San Francisco, CA 94105-1905	A	631,164.312	5.716
Brown Brothers Harriman and Company AS Custodian For 4949491 525 Washington Blvd Jersey City, NJ 07310-1606	A	1,287,075.000	11.656
UBS WM USA 0O0 11011 6100 Omni Account M/F 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	A	750,391.547	6.795
Morgan Stanley Smith Barney ATTN Mutual Fund Operations 2 Harborside Financial Ctr Fl 3 Jersey City, NJ 07311	C	224,481.013	7.886
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	C	230,927.243	8.112
National Financial Services LLC FBO Exclusive Benefit Of Our Customers ATTN Mutual Fund Department 4th Flr 499 Washington Blvd Jersey City, NJ 07310-1995	C	588,127.421	20.660
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Our Customer 2801 Market Street St Louis, MO 63103-2523	C	534,534.907	18.778
Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1102	C	250,633.695	8.804
Merrill Lynch Pierce Fenner & Smith For Sole Benefit Of Its Customers ATTN Fund Administration 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	C	202,998.586	7.131
Morgan Stanley Smith Barney ATTN Mutual Fund Operations 2 Harborside Financial Ctr Fl 3 Jersey City, NJ 07311-1114	R	17,793.321	79.065
Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1102	R	1,721.089	7.647
FT Conservative Allocation Fund F/T Fund Allocator C/O Fund Accounting 3344 Quality Dr Rancho Cordova, CA 95670-7313	R6	1,335,091.696	12.972
FT Moderate Allocation Fund F/T Fund Allocator C/O Fund Accounting 3344 Quality Dr Rancho Cordova, CA 95670-7313	R6	3,525,886.497	34.259
FT Growth Allocation Fund F/T Fund Allocator C/O Fund Accounting 3344 Quality Dr Rancho Cordova, CA 95670-7313	R6	2,951,131.887	28.674
MITRA CO FBO 98 C O BMO Harris Bank NA ATTN MF 11270 W Park Place Ste 400 Milwaukee, WI 53224-3638	R6	762,428.940	7.408
Charles Schwab & Co Inc Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main St San Francisco, CA 94105-1905	Advisor	6,280,784.163	16.225
National Financial Services LLC FBO Exclusive Benefit Of Our Customers ATTN Mutual Fund Department 4th Flr 499 Washington Blvd Jersey City, NJ 07310-1995	Advisor	14,829,798.057	38.310
Merrill Lynch Pierce Fenner & Smith For Sole Benefit Of Its Customers ATTN Fund Administration 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	Advisor	2,382,182.902	6.153

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096 PROXY 4/15

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FRANKLIN TEMPLETON INVESTMENTS

**Vote this proxy card TODAY!**
**Your prompt response will save the expense of additional mailings**

CALL: To vote by phone call toll-free **1-888-502-0385** and follow the recorded instructions.

LOG-ON: Vote on the internet at **www.franklintempleton.com** and follow the on-screen instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

**TEMPLETON GLOBAL INVESTMENT TRUST**
**SPECIAL MEETING OF SHAREHOLDERS**
**JUNE 30, 2015**

**TEMPLETON FRONTIER MARKETS FUND**

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Frontier Markets Fund (the "Fund"), a series of Templeton Global Investment Trust, and appoints TARA E. GORMEL, KIMBERLY H. NOVOTNY and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Special Meeting of Shareholders (the "Meeting") to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 12 Noon, Eastern time, on June 30, 2015, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matter that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

**This Proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR the Proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.**

**IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.** Dated ______________

Signature(s) (Title(s), if applicable) **(Sign in the Box)**

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.

**YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY.**
**THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.**

TFMF-Front-1.03